UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	May 22, 2018

Synchrony Credit Card Master Note Trust RFS Holding, L.L.C. Synchrony Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333-169151, 333-181466-01, 333-181466, 333-206176, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01, 333-206176-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (Synchrony Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

0001226006 (RFS Holding, L.L.C.) and 0001290098 (Synchrony Credit Card Master Note Trust)
(Central Index Key for Registrant and Issuing Entity, respectively)

777 Long Ridge Road Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into Material Definitive Agreement.

RFS Holding, L.L.C. entered into an Underwriting Agreement, dated May 22, 2018 (the “Underwriting Agreement”), among SG Americas Securities, LLC, J.P. Morgan Securities LLC, and Mizuho Securities USA LLC, each on its own behalf and as representative of the several underwriters named therein, RFS Holding, L.L.C. (the “Depositor”) and RFS Holding, Inc., relating to the Class A Asset Backed Notes, Series 2018-2 (the “Class A Notes”), the Class B Asset Backed Notes, Series 2018-2 (the “Class B Notes”) and the Class C Asset Backed Notes, Series 2018-2 (the “Class C Notes” and together with the Class A Notes and the Class B Notes, the “Offered Notes”) to be issued by Synchrony Credit Card Master Note Trust (the “Issuer”) and described in the Prospectus dated May 22, 2018. Subject to the terms and conditions set forth in the Underwriting Agreement, the Depositor agreed to sell to the underwriters identified therein, and each of such underwriters has severally agreed to purchase, the principal amount of Offered Notes set forth opposite its name in Schedule A to the Underwriting Agreement. A copy of the Underwriting Agreement is filed with this Form 8-K as Exhibit 1.1.

Item 8.01.	Other Events.

In order to facilitate the issuance of the Offered Notes, the Depositor will cause the Issuer to enter into a Series 2018-2 Indenture Supplement (the “Indenture Supplement”), to be dated on or about June 1, 2018, by and between the Issuer and Deutsche Bank Trust Company Americas, in its capacities as indenture trustee (in such capacity, the “Indenture Trustee”) and as custodian, pursuant to the Master Indenture (as amended), by and between the Issuer and the Indenture Trustee, dated as of September 25, 2003. A copy of the form of Indenture Supplement that the Issuer intends to execute is filed with this Form 8-K as Exhibit 4.1.

In connection with the issuance of the Offered Notes, the chief executive officer of the Depositor has made the certifications required by Paragraph I.B.1(a) of Form SF-3. Such certifications are being filed with this Form 8-K as Exhibit 36.1 in order to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

The Registrant is also filing with this Form 8-K Exhibits 5.1 and 8.1 in connection with the issuance of the Offered Notes.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement for the Offered Notes, dated May 22, 2018
4.1	Form of Indenture Supplement, to be dated on or about June 1, 2018
5.1	Opinion of Mayer Brown LLP with respect to legality of the Offered Notes, dated May 23, 2018
8.1	Opinion of Mayer Brown LLP with respect to tax matters with respect to the Offered Notes, dated May 23, 2018
36.1	Depositor Certification, dated May 22, 2018, for shelf offerings of asset-backed securities

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RFS Holding, L.L.C., as depositor

By:	/s/ Andrew Lee
Name:	Andrew Lee
Title:	Vice President

Dated: May 23, 2018

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